EX-99.906CERT


                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the College Retirement Equities Fund, do hereby certify, to such officer's knowledge, that:

         The semi-annual report on Form N-CSR of the College Retirement Equities Fund (the "Accounts") for the six month period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Accounts.



Dated: August 13, 2003                  /s/ Herbert M. Allison, Jr.
                                        ------------------------------------
                                        Herbert M. Allison, Jr.
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)
                                        College Retirement Equities Fund



Dated: August 21, 2003                  /s/ Richard L. Gibbs
                                        ------------------------------------
                                        Richard L. Gibbs
                                        Executive Vice President
                                        (Principal Financial Officer),
                                        College Retirement Equities Fund